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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 31, 2000

                             McLEODUSA INCORPORATED
             (Exact name of registrant as specified in its charter)


            Delaware                0-20763          42-1407240
         (State or Other          (Commission      (IRS Employer
Jurisdiction of Incorporation)    File Number)  Identification Number)


             McLeodUSA Technology Park
             6400 C Street S.W., P.O. Box 3177
             Cedar Rapids, IA                          52406-3177
             (Address of Principal                     (Zip Code)
             Executive Offices)

       Registrant's telephone number, including area code: (319) 364-0000
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

     The following items are included in this Current Report on Form 8-K:

1. Summary of an agreement between McLeodUSA Incorporated and Qwest Communications International Inc. for voice and data communications services valued at $600 million over three years. This summary is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
2. McLeodUSA recently made available various slides at the McLeodUSA Investor and Analyst Conference and Webcast on November 8, 2000. The contents of these slides are described in Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.
3. McLeodUSA recently made available a press release dated November 8, 2000 which describes its Next Generation National Network. This press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

     Some of the statements contained in this Current Report on Form 8-K discuss future expectations, contain projections of results of operations or financial condition or state other forward-looking information. Those statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by the statements. The "forward-looking" information is based on various factors and was derived using numerous assumptions. In some cases, these so-called forward-looking statements can be identified by words like "may," "will," "should," "expects," "plans," "anticipates," "believes," estimates," "predicts," "potential," or "continue" or the negative of those words and other comparable words. These statements only reflect the prediction of the Company. Actual events or results may differ substantially. Important factors that could cause actual results to be materially different from the forward-looking statements include availability of financing and regulatory approvals, the number of potential customers in a target market, the existence of strategic alliances or relationships, technological, regulatory or other developments in the industry, changes in the competitive climate in which the Company operates and the emergence of future opportunities, all of which could cause actual results and experience of the Company to differ materially from anticipated results and expectations expressed in the forward-looking statements contained herein.
These and other applicable risks are summarized under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, which is filed with the Securities and Exchange Commission.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     Description.
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(c)  Exhibits.

     99.1 Summary of an agreement between McLeodUSA Incorporated and Qwest Communications International Inc.
     99.2 Description of Slides Regarding the McLeodUSA Investor and Analyst Conference and Webcast on November 8, 2000.
     99.3 November 8, 2000 Press Release regarding the McLeodUSA Next Generation National Network.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 8, 2000                  McLEODUSA INCORPORATED


                                         By: /s/ Randall Rings
                                             -----------------------------------
                                             Randall Rings
                                             Group Vice President, Secretary and
                                                General Counsel

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                                 EXHIBIT INDEX

99.1 Summary of an agreement between McLeodUSA Incorporated and Qwest Communications International Inc.
99.2 Description of Slides Regarding the McLeodUSA Investor and Analyst Conference and Webcast on November 8, 2000.
99.3 November 8, 2000 Press Release regarding the McLeodUSA Next Generation National Network.

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